ANGEL OAK ULTRASHORT INCOME FUND
Class A | Class C | Institutional Class

a series of Angel Oak Funds Trust

Supplement to the Prospectus and Summary Prospectus, each dated May 31, 2020

April 15, 2021

This supplement is intended to inform investors of enhancements to the investment process described in the principal investment strategies of the Angel Oak UltraShort Income Fund (the “Fund”) to reflect the Adviser’s consideration of environmental, social and governance (“ESG”) factors in the Fund’s portfolio construction process.
Accordingly, the following changes to the Fund’s principal investment strategies disclosure are effective immediately:
The first paragraph of the “Principal Investment Strategies” section in the Fund’s Summary Prospectus and the first paragraph of the “Principal Investment Strategies” subsection of the “Angel Oak UltraShort Income Fund Summary” section of the Prospectus is hereby replaced in its entirety with the following:
The Fund’s allocation of its assets into various asset classes within the corporate credit and asset-backed fixed income market will depend on the views of the Adviser as to the best value relative to what is currently available in the marketplace, consistent with the Fund’s investment objective. In selecting investments, the Adviser may consider maturity, yield, and ratings information and opportunities for price appreciation among other criteria. As part of its investment process, the Adviser also considers certain environmental, social and governance (“ESG”) and sustainability factors that it believes could have a material negative or positive impact on the risk profiles of the issuers or underlying collateral assets of certain securities in which the Fund may invest. These determinations may not be conclusive, and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective. From time to time, the Fund may allocate its assets so as to focus on particular types of asset-backed fixed income securities. Currently, the Adviser anticipates focusing the Fund’s investments on asset-backed fixed income securities.
In addition, the following paragraphs are added to the end of the “Principal Investment Strategies of the UltraShort Income Fund” subsection of the “Additional Information about the Funds’ Objectives, Principal Investment Strategies and Principal Investment Risks” section of the Prospectus:
The Fund’s portfolio of fixed-income instruments will depend on the views of the Adviser as to the best value relative to what is currently presented in the marketplace. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. As part of its investment process, the Adviser also considers certain environmental, social and governance (“ESG”) and sustainability factors that it believes could have a material negative or positive impact on the risk profiles of the issuers or underlying collateral assets of certain securities in which the Fund may invest. These determinations may not be conclusive, and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective.
In evaluating a security’s ESG and sustainability factors, the Adviser will use its own proprietary assessments of such factors and may also reference standards as set forth by recognized global organizations, including the United Nations’ Principles for Responsible Investing, the United Nations’ Sustainable Development Goals, the Task Force on Climate-Related Financial Disclosures, the Carbon Disclosure Project, the Sustainable Accounting Standards Board and the Global Reporting Initiative. Examples of the types of factors the Adviser may consider as part of its proprietary assessment, include, without limitation: environmental issues, such as carbon emissions and energy efficiency; social issues, such as affordable housing and community investment; and corporate governance issues, such as board independence and diversity. Additionally, the Adviser may engage proactively with issuers or trustees to encourage them to improve their ESG and sustainability factors. In this regard, the Adviser may engage in direct dialogue with company management, including through in-person meetings, phone calls, electronic communications, and letters. These engagement activities are designed to facilitate the Adviser’s efforts to identify opportunities for issuers and trustees to improve their ESG and sustainability practices and to work collaboratively with managers and trustees to establish concrete objectives and to develop a plan for meeting those objectives. The Fund may invest in securities issued by companies or securitization platforms whose ESG and sustainability practices, at the time of the investment, do not fully meet the Adviser’s proprietary standards, with the expectation that the Adviser’s engagement efforts and/or the company’s own initiatives will lead to improvements in ESG and sustainability practices over time. It may also exclude those issuers or securitization platforms that are not receptive to the Adviser’s engagement efforts, as determined in the Adviser’s sole discretion.
Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.